SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
12.	SUBSEQUENT EVENTS

Reverse Stock Split
On January 28, 2019, the Company completed a one-for-ten reverse stock split. Pursuant to this reverse stock split, the common shares outstanding were reduced from 73,741,595 shares to 7,374,034 shares (which reflects adjustments for fractional share settlements). The par value was adjusted to $0.10 per share as a result of the reverse stock split. On March 1, 2019, the Company received confirmation from the NYSE that it regained compliance with the NYSE’s continued listing standards as a result of the increased market price for the Company’s common shares following the reverse stock split.
Equity Line of Credit
In April 2019, the Company also entered into a common stock purchase agreement, or the Equity Line of Credit, with SOI (a related party affiliate) and Mackenzie Financial Corporation.  SOI is a closely held company that is owned and controlled by certain members of the Lolli-Ghetti family, of which our Chairman and Chief Executive Officer, Emanuele Lauro, and our Vice President, Filippo Lauro, are members. The Equity Line of Credit provides for $20 million to be available on demand to the Company in exchange for common shares of the Company priced at 0.94 multiplied by the then-prevailing 30-day trailing volume weighted average price.  In April 2019, 3,240,418 common shares were issued under the Equity Line of Credit for approximately $2.78 per share and net proceeds of $9.0 million.
Acquisition of SOHI vessels and assumed indebtedness with DVB
In April 2019, the Company acquired 13 vessels, including associated debt, consisting of two anchor handling tug supply vessels (“AHTS”) and 11 crew boats from Scorpio Offshore Holding Inc., or SOHI, a related party affiliate that is a closely held company owned and controlled by certain members of the Lolli-Ghetti family, including Emanuele Lauro and Filippo Lauro, in exchange for 8,126,219 common shares of the Company at approximately $2.78 per share for aggregate net consideration of $22.6 million.  As part of the transaction, the Company also assumed the aggregate outstanding indebtedness under a term loan facility with DVB Bank SE Nordic Branch (“DVB”) relating to two of the acquired vessels of $9.0 million.  This credit facility, which we refer to as our ‘DVB Credit Facility’ was supplemented on April 10, 2019 (the “DVB Supplemental Agreement”) as part of this transaction, and is described below.
Additionally, as discussed in Note 5, we also received commitments from the lenders under the Initial Credit Facility, upon the satisfaction of certain conditions precedent, to a new $132.9 million term loan facility with a maturity of December 6, 2023 (which is further described below) to refinance the Initial Credit Facility, which had an outstanding balance of $132.9 million as of December 31, 2018.  Among these conditions precedent is the requirement to raise an additional $15.0 million of equity in cash to be raised by January 31, 2020, which is currently uncommitted as of the date of these financial statements.  Under the terms of the DVB Supplemental Agreement, DVB has the right, but not the obligation, to unwind the sales of the two AHTS vessels if the additional $15.0 million of equity is not raised by October 31, 2019.  Under this scenario, the shares in the vessel owning subsidiaries for these two vessels (which would include the related net working capital and outstanding indebtedness under the DVB Credit Facility) would be exchanged for the shares of the Company that were previously issued as consideration for the transaction on the date of the unwinding.
Background for the transaction
The market for offshore support vessels in general, and the Company specifically has experienced adverse market conditions since 2015.  As a result, the Company has undertaken efforts to stabilize the Company’s financial position including, but not limited to engaging with the lenders of its Initial Credit Facility to obtain waivers and extensions on the terms of such facility, raising additional liquidity and reducing the Company’s financial leverage.  As part of this process, and given the constraints on the Company’s liquidity position throughout this trough in the cycle, the Company sought ways to reduce the financial leverage of the Company through the issuance of equity.
The rationale for considering the transaction was twofold:
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The opportunity presented itself to acquire complementary assets in exchange for the issuance of equity.  By incorporating assets with a debt to capitalization ratio of 28%, the Company took a significant step towards its objective of reducing its financial leverage.

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Moreover, both fleets operate in the offshore support vessel market and although the Company operated exclusively in the North Sea while the SOHI vessels operated in West Africa, both fleets were exposed to the same market dynamics. Both fleets believed that the consolidation of two fleets in the same industry will create a more efficient investment vehicle with a broader footprint in the offshore market.

Accounting for the transaction
The accounting treatment for this transaction is in the process of being determined.  The Company has preliminarily concluded that the transaction will be accounted for as an asset acquisition as substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable group of similar identifiable assets.  Furthermore, we are in the process of assessing whether this transaction constitutes a common control and/or a reverse acquisition of assets.
Waiver Extension of Initial Credit Facility
As part of the aforementioned transactions, the lenders to the Company’s Initial Credit Facility have agreed to the extension of waivers of certain financial covenants with which the Company was in breach, to extend such waivers up until January 31, 2020.  Moreover, the Company has received commitments from the lenders under its Credit Facility, upon satisfaction of certain conditions precedent by the Company, the most significant of which is the requirement to raise an additional $15 million of equity before January 31, 2020, to a new $132.9 million term loan facility with maturity of December 6, 2023 to refinance the Initial Credit Facility, which has an outstanding balance of $132.9 million as of the date of this annual report.
The new $132.9 million term loan is expected to be collateralized by the ten PSVs that currently collateralize the Initial Credit Facility in addition to the 11 crew boats acquired from SOHI, bears interest at LIBOR plus a margin 3.50% (which can be reduced if the Company meets certain Net Debt to EBITDA thresholds) and is expected to be repayable in equal, semi-annual installments of $7.5 million beginning in December 2021 with a balloon payment due upon the maturity date of December 6, 2023.  This new credit facility is also expected to contain restrictive financial covenants as follows:
•	Cash and cash equivalents shall at all times be equal to or greater of (i) $12,500,000 and (ii) $750,000 per vessel above 2,500 DWT.
•	Current assets shall at all times exceed current liabilities less the current portion of long term liabilities.
•	The ratio of net debt to total capitalization no greater than 0.60 to 1.00.

DVB Credit Facility
As described above, the Company assumed the indebtedness of $9.0 million as part of the acquisition of two AHTS vessels from SOHI under a credit facility with DVB Bank SE Nordic Branch.  We refer to this credit facility as our DVB Credit Facility.  This loan was executed and fully drawn in September 2017.
The DVB Credit Facility bears interest at LIBOR plus a margin of 2.75% and contains a financial covenant whereby the Company must maintain minimum liquidity of an aggregate of $0.8 million in the bank accounts that are pledged as security under the facility.  The terms of this credit facility also require that the Company fund any Excess Earnings (defined as each vessels’ earnings less budgeted operating expenses, interest payments and the maintenance of the minimum liquidity requirement) related to such vessels, up to $3.6 million in aggregate, to a drydock reserve account, the proceeds of which are to be utilized for the vessel’s next scheduled drydock.
For the first 36 months after the initial drawdown date (through September 2020), any Excess Earnings related to each vessel, after funding the minimum liquidity requirement and drydock reserve account, shall be utilized to repay the credit facility.  Starting 39 months after the initial drawdown date, the DVB Credit Facility shall be repaid in consecutive quarterly installments of $0.2 million in aggregate with a balloon payment due upon the maturity date of September 2022.  The outstanding balance under this facility was $9.0 million as of the date of this report.
This facility contains financial and restrictive covenants, which require the borrowers to, among other things, comply with certain financial tests (as described above); deliver semi-annual and annual financial statements and annual projections; comply with restrictive covenants, including maintaining adequate insurances; comply with laws (including environmental laws); and maintain flag and class of the vessels. Other such covenants may require the borrowers to obtain lender approval on changes in the borrowers vessels’ managers; limit the borrowers’ ability to place liens on the borrowers’ assets; limit the borrowers’ ability to incur additional indebtedness; prohibit the borrowers  from paying dividends if there is a covenant breach under the loan or an event of default has occurred or would occur as a result of payment of such dividend.  This facility is secured by, among other things:
•	a first preferred mortgage over the two AHTS vessels which are collateralized under this facility;
•	an assignment of earnings, insurances and charters from the two mortgaged AHTS vessels;
•	a pledge of the related earnings accounts and drydock reserve accounts of the borrowers in respect of the two mortgaged AHTS vessels; and
•	a pledge of the equity interests in each of the borrowers.

Commercial and Technical Management – AHTS Vessels and crew boats
The Company’s AHTS vessels and crew boats are commercially managed by Scorpio Commercial Management S.A.M., or SCM, and technically managed by Scorpio Ship Management S.A.M., or SSM, pursuant to a Master Agreement, which may be terminated by either party upon 12 months' notice, unless terminated earlier in accordance with the provisions of the Master Agreement.  SSM and SCM owned by the Lolli-Ghetti family of which Emanuele Lauro, our Chairman and Chief Executive Officer, and Filippo Lauro, our Vice President, are members.  In the event of the sale of one or more vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change in control of the AHTS vessels or crew boats, including a sale of all or substantially all of the AHTS vessels or crew boats, in which case a payment equal to 12 months of management fees will apply. SCM and SSM are related parties of ours. We expect that additional vessels that we may acquire in the future will also be managed under the Master Agreement or on substantially similar terms.
SCM’s services include securing employment, in the spot market and on time charters, for our AHTS vessels and crew boats.  We pay SCM a management fee equal to 1.25% of gross revenues per charter fixture.  SCM may subcontract these services to third parties pursuant to the Master Agreement.
SSM’s services include day-to-day vessel operations, performing general maintenance, monitoring regulatory and classification society compliance, customer vetting procedures, supervising the maintenance and general efficiency of vessels, arranging the hiring of qualified officers and crew, arranging and supervising drydocking and repairs, purchasing supplies, spare parts and new equipment for vessels, appointing supervisors and technical consultants and providing technical support. SSM may subcontract these services to third-parties. We pay SSM an annual fee of $156,000 per vessel for the AHTS vessels and an annual fee of $43,800 per vessel for the crew boats plus additional amounts for certain itemized services per vessel to provide technical management services for each of our AHTS vessels and crew boats.
Termination of management agreement with Nordic American Tankers
On May 1, 2019, the Company tendered notice to NAT that it shall terminate the management agreement with NAT upon the expiration of 180 days from the date of such notice, or October 28, 2019.